Exhibit 99.1

CDK GLOBAL, INC. REPORTS SECOND QUARTER FISCAL 2021 RESULTS

Achieves Record Sites in North America; Provides Full Year Guidance

HOFFMAN ESTATES, IL, February 8, 2021 - CDK Global, Inc. (NASDAQ:CDK) today announced financial results for its fiscal 2021 second quarter ended December 31, 2020.

"I'm extremely proud of what our teams accomplished, as we launched Neuron, our data intelligence platform and continued our initiatives to bring even more value to our dealer and OEM customers with new products and innovative technology. The efforts of our ongoing customer-first strategy resulted in achieving a new company record high net promoter score," said Brian Krzanich, CDK chief executive officer. "We remain very optimistic about our strategy to focus on growth opportunities in North America, giving us confidence we can deliver sustainable growth and create long-term shareholder value."

"We reached the highest site count in company history and increased revenue per site in both our auto and adjacency businesses, while we continue to deal with the broader uncertainty of the macro environment," said Eric Guerin, CDK chief financial officer. "As we move toward closing the sale of the CDK International business later this third quarter, I’m quite pleased with our strong financial position and ability to implement our growth strategy."

On November 27, 2020, we entered into an agreement to sell the International business and as a result, the assets and liabilities of the International business are considered held for sale and the financial results are presented in net earnings from discontinued operations in the Consolidated Statements of Operations. Prior year amounts associated with the International business have been reclassified. Therefore, non-GAAP results in the table below exclude the International business.

Second Quarter Fiscal 2021 Results

CDK Global, Inc.		Change from
($ million except per share)	Q2 2021	Q2 2020

Revenue	$406.3	-3%

GAAP Earnings before income taxes	81.5	-19%
Non-GAAP Adjusted earnings before income taxes	100.7	-16%

GAAP Diluted earnings attributable to CDK per share	0.56	n/m
Non-GAAP Adjusted diluted earnings attributable to CDK per share	0.59	-17%

GAAP effective tax rate	27.9%	-1230 bps
Non-GAAP effective tax rate	26.2%	70 bps

GAAP Net earnings attributable to CDK	68.3	n/m
GAAP Net earnings attributable to CDK margin	16.8%	1150 bps

Non-GAAP Adjusted EBITDA	155.5	-11%
Non-GAAP Adjusted EBITDA margin	38.3%	-350 bps

The non-GAAP results and guidance presented in this press release represent non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are provided in the tables at the end of this press release.

Fiscal 2021 Annual Guidance

The fiscal 2021 guidance is provided on both a GAAP and a Non-GAAP basis. The non-GAAP guidance in the table below excludes the International business results and the expected gain on the sale as these amounts are now reported within discontinued operations. The GAAP revenue also excludes the International business as the financial results are reported within discontinued operations on a net earnings basis.

CDK Global, Inc. - GAAP BASIS	FY 2021 GAAP GUIDANCE
($ million except per share)

Revenue	$1,660 - $1,710
GAAP Diluted earnings attributable to CDK per share	$8.10 - $8.40
GAAP Net earnings attributable to CDK	$990 - $1,030
GAAP Effective tax rate	29 - 30%

CDK Global, Inc. - Non-GAAP BASIS	FY 2021 ADJ. GUIDANCE
($ million except per share)

Revenue	$1,660 - $1,710
Non-GAAP Adjusted diluted earnings attributable to CDK per share	$2.45 - $2.75
Non-GAAP Adjusted EBITDA	$640 - $680
Non-GAAP Adjusted effective tax rate	26 - 27%

Website Schedules

Other financial information, including financial statements and supplementary schedules presented on a GAAP and adjusted basis, and the schedule of quarterly revenue have been updated for the second quarter ended December 31, 2020 and will be posted to the CDK Investor Relations website, https://investors.cdkglobal.com, in the “Financial Information” section.

Webcast and Conference Call

An analyst conference call will be held today, Monday, February 8, 2021 at 4:00 p.m. CT. A live webcast of the call will be available on a listen-only basis. To listen to the webcast, go to the CDK Investor Relations website, https://investors.cdkglobal.com, and click on the webcast icon. A supplemental slide presentation will be available to download and print about 30 minutes before the webcast at the CDK Investor Relations website at https://investors.cdkglobal.com. CDK financial news releases, current financial information, SEC filings and Investor Relations presentations are accessible at the same website.

About CDK Global

CDK Global (Nasdaq: CDK) is a leading provider of integrated data and technology solutions to the automotive, heavy truck, recreation and heavy equipment industries. Focused on enabling end-to-end, omnichannel retail commerce through open, agnostic technology, CDK Global provides solutions to dealers and original equipment manufacturers, serving nearly 15,000 retail locations in North America. CDK solutions connect people with technology by automating and integrating all parts of the dealership and buying process, including the acquisition, sale, financing, insuring, parts supply, repair and maintenance of vehicles. Visit cdkglobal.com

Safe Harbor for Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning statements regarding the sale of the CDK International business ("International Business"); the Company’s business outlook, including the Company’s GAAP and adjusted fiscal 2021 guidance; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the timing of or failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the sale of the International Business, the Company’s ability to achieve the intended benefits of the sale of the International Business and the expected costs of the sale of the International Business; the Company’s expectations regarding the potential impacts on the Company’s business of the outbreak of the COVID-19 pandemic; the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of the Company’s products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and related industry changes; competitive conditions; changes in regulation; changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; the onset of or developments in litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs.

There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company’s website at https://investors.cdkglobal.com and the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date of this press release even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Investor Relations Contact: Julie Schlueter 847.485.4643 julie.schlueter@cdk.com	Media Contact: Roxanne Pipitone 847.485.4423 roxanne.pipitone@cdk.com

CDK Global, Inc.

Consolidated Statements of Operations

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
Revenue	$406.3	$418.2	$820.0	$835.9

Expenses:
Cost of revenue	207.7	193.1	432.4	400.1
Selling, general and administrative expenses	85.0	90.9	173.6	177.5
Litigation provision	—	—	12.0	—
Total expenses	292.7	284.0	618.0	577.6

Operating earnings	113.6	134.2	202.0	258.3

Interest expense	(34.3)	(36.2)	(69.0)	(73.9)
Loss from equity method investment	(1.8)	—	(5.2)	—
Other income, net	4.0	2.5	28.7	4.4

Earnings before income taxes	81.5	100.5	156.5	188.8

Provision for income taxes	(22.7)	(40.4)	(49.7)	(63.8)

Net earnings from continuing operations	58.8	60.1	106.8	125.0
Net earnings (loss) from discontinued operations	11.3	(36.0)	21.3	(16.8)
Net earnings	70.1	24.1	128.1	108.2
Less: net earnings attributable to noncontrolling interest	1.8	1.8	4.1	3.9
Net earnings attributable to CDK	$68.3	$22.3	$124.0	$104.3

Net earnings attributable to CDK per share - basic:
Continuing operations	$0.47	$0.48	$0.85	$1.00
Discontinued operations	0.09	(0.30)	0.17	(0.14)
Total net earnings attributable to CDK per share - basic	$0.56	$0.18	$1.02	$0.86

Net earnings attributable to CDK per share - diluted:
Continuing operations	$0.47	$0.47	$0.84	$0.99
Discontinued operations	0.09	(0.29)	0.17	(0.14)
Total net earnings attributable to CDK per share - diluted	$0.56	$0.18	$1.01	$0.85

Weighted-average common shares outstanding:
Basic	121.9	121.6	121.8	121.5
Diluted	122.6	122.1	122.3	122.1

The International Business is presented as discontinued operations and prior year amounts associated with the International Business have been reclassified as such. For additional information refer to Form 10-Q, Item 1 of Part I, "Notes to the Consolidated Financial Statements," Note 1 - Basis of Presentation and Note 4 - Discontinued Operations.

CDK Global, Inc.

Consolidated Balance Sheets

(In millions)

(Unaudited)

	December 31,	June 30,
	2020	2020
Assets
Cash and cash equivalents	$62.8	$80.8
Accounts receivable, net of allowances	228.4	242.0
Other current assets	146.1	148.4
Current assets held for sale	762.2	214.4
Total current assets	1,199.5	685.6
Property, plant and equipment, net	85.8	96.7
Other assets	413.4	418.3
Goodwill	1,001.0	999.5
Intangible assets, net	235.7	229.5
Long-term assets held for sale	—	424.5
Total assets	$2,935.4	$2,854.1

Liabilities and Stockholders' Deficit
Current maturities of long-term debt and finance lease liabilities	$320.3	$20.7
Accounts payable	24.6	34.3
Accrued expenses and other current liabilities	175.1	188.3
Litigation liability	34.0	57.0
Accrued payroll and payroll-related expenses	53.1	52.5
Short-term deferred revenue	42.1	44.6
Current liabilities held for sale	158.2	129.4
Total current liabilities	807.4	526.8
Long-term debt and finance lease liabilities	2,333.5	2,655.1
Long-term deferred revenue	40.4	39.4
Deferred income taxes	78.4	76.4
Other liabilities	100.9	96.5
Long-term liabilities held for sale	—	40.6
Total liabilities	3,360.6	3,434.8

Stockholders' Deficit:
Preferred stock	—	—
Common stock	1.6	1.6
Additional paid-in capital	696.3	687.9
Retained earnings	1,124.4	1,045.5
Treasury stock, at cost	(2,295.3)	(2,305.2)
Accumulated other comprehensive loss	34.5	(25.9)
Total CDK stockholders' deficit	(438.5)	(596.1)
Noncontrolling interest	13.3	15.4
Total stockholders' deficit	(425.2)	(580.7)
Total liabilities and stockholders' deficit	$2,935.4	$2,854.1

The International Business is presented as discontinued operations and prior year amounts associated with the International Business have been reclassified as such. For additional information refer to Form 10-Q, Item 1 of Part I, "Notes to the Consolidated Financial Statements," Note 1 - Basis of Presentation and Note 4 - Discontinued Operations.

CDK Global, Inc.

Consolidated Statements of Cash Flows

(In millions)

(Unaudited)

	Six Months Ended
	December 31,
	2020	2019
Cash Flows from Operating Activities:
Net earnings	$128.1	$108.2
Less: net earnings (loss) from discontinued operations	21.3	(16.8)
Net earnings from continuing operations	106.8	125.0
Adjustments to reconcile net earnings from continuing operations to cash flows provided by operating activities:
Depreciation and amortization	46.5	44.4
Loss from equity method investment	5.2	—
Deferred income taxes	2.5	15.2
Stock-based compensation expense	21.3	11.0
Other	4.0	10.3
Changes in assets and liabilities, net of effect from acquisitions of businesses:
Change in accounts receivable	15.5	(20.8)
Change in other assets	(5.5)	(4.6)
Change in accounts payable	(10.3)	(11.8)
Change in accrued expenses and other liabilities	(38.7)	(28.5)
Net cash flows provided by operating activities, continuing operations	147.3	140.2
Net cash flows provided by (used in) operating activities, discontinued operations	25.9	38.5
Net cash flows provided by operating activities	173.2	178.7

Cash Flows from Investing Activities:
Capital expenditures	(10.1)	(9.1)
Capitalized software	(31.9)	(26.4)
Investment in certificates of deposit	—	(12.0)
Proceeds from maturities of certificates of deposit	—	7.3
Net cash flows used in investing activities, continuing operations	(42.0)	(40.2)
Net cash flows used in investing activities, discontinued operations	(4.6)	(7.9)
Net cash flows used in investing activities	(46.6)	(48.1)

Cash Flows from Financing Activities:
Net proceeds (repayments) from revolving credit facility	(15.0)	90.0
Repayments of long-term debt and finance lease liabilities	(10.9)	(260.4)
Dividends paid to stockholders	(36.5)	(36.5)
Proceeds from exercises of stock options	2.0	4.9
Withholding tax payments for stock-based compensation awards	(4.2)	(5.7)
Dividend payments to noncontrolling owners	(6.2)	(6.6)
Acquisition-related payments	—	(4.7)
Net cash flows used in financing activities, continuing operations	(70.8)	(219.0)
Net cash flows used in financing activities, discontinued operations	—	(1.1)
Net cash flows used in financing activities	(70.8)	(220.1)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	22.1	1.3
Net change in cash, cash equivalents and restricted cash, including cash classified in current assets held for sale	77.9	(88.2)
Less: Net change in cash classified in current assets held for sale	(102.8)	6.6
Net change in cash, cash equivalents and restricted cash	(24.9)	(81.6)
Cash, cash equivalents, and restricted cash, beginning of period	97.3	144.2
Cash, cash equivalents, and restricted cash, end of period	$72.4	$62.6

The International Business is presented as discontinued operations and prior year amounts associated with the International Business have been reclassified as such. For additional information refer to Form 10-Q, Item 1 of Part I, "Notes to the Consolidated Financial Statements," Note 1 - Basis of Presentation and Note 4 - Discontinued Operations

CDK Global, Inc.

Consolidated Adjusted Financial Information

(In millions, except per share amounts)

(Unaudited)

As described below under the Non-GAAP Financial Measures section of this press release, we incorporated the following additional adjustments in our calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods.

	Three Months Ended				Six Months Ended
	December 31,		Change		December 31,		Change
	2020	2019	$	%	2020	2019	$	%
Revenue (a)	$406.3	$418.2	$(11.9)	(3)%	$820.0	$835.9	$(15.9)	(2)%
Impact of exchange rates	(0.3)	—			(0.1)	—
Constant currency revenue (a) (b)	$406.0	$418.2	$(12.2)	(3)%	$819.9	$835.9	$(16.0)	(2)%

Earnings before income taxes (a)	$81.5	$100.5	$(19.0)	(19)%	$156.5	$188.8	$(32.3)	(17)%
Margin	20.1%	24.0%	-390 bps		19.1%	22.6%	-350 bps
Total stock-based compensation	9.0	7.2			21.3	11.0
Amortization of acquired intangible assets	4.2	3.7			8.2	7.6
Transaction and integration-related costs	1.2	—			1.2	8.5
Legal and other expenses related to regulatory and competition matters	0.7	4.8			14.7	12.2
Business process modernization program	2.6	3.3			5.5	7.6
Officer transition expense	—	—			1.1	—
Net adjustments related to loss from equity method investment	1.5	—			4.5	—
Adjusted earnings before income taxes (a) (b)	$100.7	$119.5	$(18.8)	(16)%	$213.0	$235.7	$(22.7)	(10)%
Adjusted margin	24.8%	28.6%	-380 bps		26.0%	28.2%	-220 bps
Impact of exchange rates	(0.1)	—			—	—
Constant currency adjusted earnings before income taxes (a) (b)	$100.6	$119.5	$(18.9)	(16)%	$213.0	$235.7	$(22.7)	(10)%

	Three Months Ended				Six Months Ended
	December 31,		Change		December 31,		Change
	2020	2019	$	%	2020	2019	$	%
Provision for income taxes (a)	$22.7	$40.4	$(17.7)	(44)%	$49.7	$63.8	$(14.1)	$(22)%
Effective tax rate	27.9%	40.2%			31.8%	33.8%
Income tax effect of pre-tax adjustments	3.7	4.9			9.7	11.1
Change in valuation allowance	—	(14.8)			—	(14.8)
Impact of U.S tax reform	—	—			—	0.3
Adjusted provision for income taxes (a) (b)	$26.4	$30.5	$(4.1)	(13)%	$59.4	$60.4	$(1.0)	(2)%
Adjusted effective tax rate	26.2%	25.5%			27.9%	25.6%

	Three Months Ended				Six Months Ended
	December 31,		Change		December 31,		Change
	2020	2019	$	%	2020	2019	$	%
Net earnings	$70.1	$24.1	$46.0	n/m	$128.1	$108.2	$19.9	18%
Less: net earnings attributable to noncontrolling interest	1.8	1.8			4.1	3.9
Net earnings attributable to CDK	$68.3	$22.3	$46.0	n/m	$124.0	$104.3	$19.7	19%
Net (earnings) loss from discontinued operations	(11.3)	36.0			(21.3)	16.8
Total stock-based compensation	9.0	7.2			21.3	11.0
Amortization of acquired intangible assets (c)	4.1	3.6			8.0	7.4
Transaction and integration-related costs	1.2	—			1.2	8.5
Legal and other expenses related to regulatory and competition matters	0.7	4.8			14.7	12.2
Business process modernization program	2.6	3.3			5.5	7.6
Officer transition expense	—	—			1.1	—
Net adjustments related to loss from equity method investment	1.5	—			4.5	—
Income tax effect on pre-tax adjustments	(3.7)	(4.9)			(9.7)	(11.1)
Change in valuation allowance	—	14.8			—	14.8
Impact of U.S tax reform	—	—			—	(0.3)
Adjusted net earnings attributable to CDK (a) (b) (c)	$72.4	$87.1	$(14.7)	(17)%	$149.3	$171.2	$(21.9)	(13)%

	Three Months Ended				Six Months Ended
	December 31,		Change		December 31,		Change
	2020	2019	$	%	2020	2019	$	%
Diluted earnings attributable to CDK per share	$0.56	$0.18	$0.38	n/m	$1.01	$0.85	$0.16	19%
Net (earnings) loss from discontinued operations	(0.09)	0.29			(0.17)	0.14
Total stock-based compensation	0.07	0.06			0.17	0.09
Amortization of acquired intangible assets (c)	0.03	0.03			0.07	0.06
Transaction and integration-related costs	0.01	—			0.01	0.07
Legal and other expenses related to regulatory and competition matters	0.01	0.04			0.12	0.10
Business process modernization program	0.02	0.03			0.04	0.06
Officer transition expense	—	—			0.01	—
Net adjustments related to loss from equity method investment	0.01	—			0.04	—
Income tax effect on pre-tax adjustments	(0.03)	(0.04)			(0.08)	(0.09)
Change in valuation allowance	—	0.12			—	0.12
Impact of U.S tax reform act	—	—			—	—
Adjusted diluted earnings attributable to CDK per share (a) (b) (c)	0.59	0.71	(0.12)	(17)%	1.22	1.40	(0.18)	(13%)

Weighted-average common shares outstanding:
Diluted	122.6	122.1			122.3	122.1

	Three Months Ended				Six Months Ended
	December 31,		Change		December 31,		Change
	2020	2019	$	%	2020	2019	$	%
Net earnings attributable to CDK	$68.3	$22.3	$46.0	n/m	$124.0	$104.3	$19.7	19%
Margin	16.8%	5.3%	1150 bps		15.1%	12.5%	260 bps
Net earnings attributable to noncontrolling interest	1.8	1.8			4.1	3.9
Net (earnings) loss from discontinued operations	(11.3)	36.0			(21.3)	16.8
Provision for income taxes	22.7	40.4			49.7	63.8
Interest expense	34.3	36.2			69.0	73.9
Depreciation and amortization	23.4	22.6			46.5	44.4
Total stock-based compensation	9.0	7.2			21.3	11.0
Transaction and integration-related costs	1.2	—			1.2	8.5
Legal and other expenses related to regulatory and competition matters	0.7	4.8			14.7	12.2
Business process modernization program	2.6	3.3			5.5	7.6
Officer transition expense	—	—			1.1	—
Net adjustments related to loss from equity method investment	2.8	—			7.3	—
Adjusted EBITDA (a) (b)	$155.5	$174.6	$(19.1)	(11)%	$323.1	$346.4	$(23.3)	(7)%
Adjusted margin	38.3%	41.8%	-350 bps		39.4%	41.4%	-200 bps

	Six Months Ended
	December 31,
	2020	2019
Net cash flows provided by operating activities	$173.2	$178.7
Net cash flows used in (provided by) operating activities - discontinued operations	(25.9)	(38.5)
Capital expenditures	(10.1)	(9.1)
Capitalized software	(31.9)	(26.4)
Change in restricted cash	6.9	(0.8)
Free cash flow from continuing operations (a) (b)	$112.2	$103.9

(a) Excludes amounts attributable to discontinued operations.

(b) Refer to the Non-GAAP Financial Measures section of this press release for additional information on our non-GAAP adjustments.

(c) The portion of expense related to noncontrolling interest has been removed from amortization of acquired intangible assets for the three and six months ended December 31, 2020 and 2019.

CDK Global, Inc.

Revenue Disaggregation

(In millions)

(Unaudited)

The following table presents revenue by revenue category for the three and six months ended December 31, 2020 and 2019:

	Three Months Ended				Six Months Ended
	December 31,		Change		December 31,		Change
	2020	2019	$	%	2020	2019	$	%
Subscription	$328.3	$336.8	$(8.5)	(3)%	$652.2	$669.2	$(17.0)	(3)%
On-site license and installation	1.5	3.0	(1.5)	(50)%	3.2	5.1	(1.9)	(37)%
Transaction	39.1	39.8	(0.7)	(2)%	83.0	82.5	0.5	1%
Other	37.4	38.6	(1.2)	(3)%	81.6	79.1	2.5	3%
Total	$406.3	$418.2	$(11.9)	(3)%	$820.0	$835.9	$(15.9)	(2)%

CDK Global, Inc.

Recast of Financial Information for the Six Quarterly Periods ending December 31, 2020

(In millions, except per share amounts)

(Unaudited)

The following tables provide the GAAP Statement of Operations and Non GAAP financial performance measures

	Three Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
	2019	2019	2020	2020	2020	2020
Revenue	$417.7	$418.2	$426.4	$376.7	$413.7	$406.3

Expenses:
Cost of revenue	207.0	193.1	198.8	201.7	224.7	207.7
Selling, general and administrative expenses	86.6	90.9	81.6	79.6	88.6	85.0
Litigation provision	—	—	—	—	12.0	—
Total expenses	293.6	284.0	280.4	281.3	325.3	292.7

Operating earnings	124.1	134.2	146.0	95.4	88.4	113.6

Interest expense	(37.7)	(36.2)	(35.2)	(35.0)	(34.7)	(34.3)
Loss from equity method investment	—	—	—	(2.7)	(3.4)	(1.8)
Other income, net	1.9	2.5	(1.7)	18.4	24.7	4.0

Earnings before income taxes	88.3	100.5	109.1	76.1	75.0	81.5

Provision for income taxes	(23.4)	(40.4)	(31.7)	(13.3)	(27.0)	(22.7)

Net earnings from continuing operations	64.9	60.1	77.4	62.8	48.0	58.8
Net earnings (loss) from discontinued operations	19.2	(36.0)	(17.9)	(16.0)	10.0	11.3
Net earnings	84.1	24.1	59.5	46.8	58.0	70.1
Less: net earnings attributable to noncontrolling interest	2.1	1.8	1.9	1.2	2.3	1.8
Net earnings attributable to CDK	$82.0	$22.3	$57.6	$45.6	$55.7	$68.3

Net earnings (loss) attributable to CDK per share - basic:
Continuing operations	$0.52	$0.48	$0.62	$0.51	$0.38	$0.47
Discontinued operations	0.16	(0.30)	(0.15)	(0.13)	0.08	0.09
Total net earnings attributable to CDK per share - basic	$0.68	$0.18	$0.47	$0.38	$0.46	$0.56

Net earnings (loss) attributable to CDK per share - diluted:
Continuing operations	$0.51	$0.47	$0.62	$0.50	$0.38	$0.47
Discontinued operations	0.16	(0.29)	(0.15)	(0.13)	0.08	0.09
Total net earnings attributable to CDK per share - diluted	$0.67	$0.18	$0.47	$0.37	$0.46	$0.56

Weighted-average common shares outstanding:
Basic	121.4	121.6	121.6	121.6	121.7	121.9
Diluted	122.0	122.1	122.2	122.1	122.3	122.6

	Three Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
	2019	2019	2020	2020	2020	2020
Subscription Revenue	$332.4	$336.8	$331.7	$305.1	$323.9	328.3
On-site license and installation	2.1	3.0	2.4	3.3	1.7	1.5
Transaction	42.7	39.8	38.1	34.4	43.9	39.1
Other	40.5	38.6	54.2	33.9	44.2	37.4
Total	$417.7	$418.2	$426.4	$376.7	$413.7	$406.3

As described below under the Non-GAAP Financial Measures section of this press release, we incorporated the following additional adjustments in our recast of calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods.

	Three Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
	2019	2019	2020	2020	2020	2020
Revenue (a)	$417.7	$418.2	$426.4	$376.7	$413.7	$406.3

Earnings before income taxes (a)	$88.3	$100.5	$109.1	$76.1	$75.0	$81.5
Margin	21.1%	24.0%	25.6%	20.2%	18.1%	20.1%
Total stock-based compensation	3.8	7.2	2.2	6.0	12.3	9.0
Amortization of acquired intangible assets	3.9	3.7	3.8	3.9	4.0	4.2
Transaction and integration-related costs	8.5	—	—	1.0	—	1.2
Legal and other expenses related to regulatory and competition matters	7.4	4.8	4.4	2.8	14.0	0.7
Business process modernization program	4.3	3.3	4.4	4.1	2.9	2.6
Officer transition expense	—	—	—	—	1.1	—
Net adjustments related to loss from equity method investment	—	—	—	2.2	3.0	1.5
Adjusted earnings before income taxes (a) (b)	$116.2	$119.5	$123.9	$96.1	$112.3	$100.7
Adjusted margin	27.8%	28.6%	29.1%	25.5%	27.1%	24.8%

	Three Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
	2019	2019	2020	2020	2020	2020
Provision for income taxes (a)	$23.4	$40.4	$31.7	$13.3	$27.0	$22.7
Effective tax rate	26.5%	40.2%	29.1%	17.5%	36.0%	27.9%
Income tax effect of pre-tax adjustments	6.2	4.9	3.8	4.9	6.2	3.7
Income tax effect for foreign earnings previously deemed indefinitely reinvested	—	—	(7.0)	4.4	—	—
Change in valuation allowance	—	(14.8)	—	—	—	—
Impact of U.S tax reform	0.3	—	—	—	—	—
Adjusted provision for income taxes (a) (b)	$29.9	$30.5	$28.5	$22.6	$33.2	$26.4
Adjusted effective tax rate	25.7%	25.5%	23.0%	23.5%	29.6%	26.2%

	Three Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
	2019	2019	2020	2020	2020	2020
Net earnings	$84.1	$24.1	$59.5	$46.8	$58.0	$70.1
Less: net earnings attributable to noncontrolling interest	2.1	1.8	1.9	1.2	2.3	1.8
Net earnings attributable to CDK	$82.0	$22.3	$57.6	$45.6	$55.7	$68.3
Net (earnings) loss from discontinued operations	(19.2)	36.0	17.9	16.0	(10.0)	(11.3)
Total stock-based compensation	3.8	7.2	2.2	6.0	12.3	9.0
Amortization of acquired intangible assets (c)	3.8	3.6	3.7	3.8	3.9	4.1
Transaction and integration-related costs	8.5	—	—	1.0	—	1.2
Legal and other expenses related to regulatory and competition matters (c)	7.4	4.8	4.4	2.7	14.0	0.7
Business process modernization program	4.3	3.3	4.4	4.1	2.9	2.6
Officer transition expense	—	—	—	—	1.1	—
Net adjustments related to loss from equity method investment	—	—	—	2.2	3.0	1.5
Income tax effect of pre-tax adjustments	(6.2)	(4.9)	(3.8)	(4.9)	(6.2)	(3.7)
Income tax effect for foreign earnings previously deemed indefinitely reinvested	—	—	7.0	(4.4)	—	—
Change in valuation allowance	—	14.8	—	—	—	—
Impact of U.S. tax reform act	(0.3)	—	—	—	—	—
Adjusted net earnings attributable to CDK (a) (b) (c)	$84.1	$87.1	$93.4	$72.1	$76.7	$72.4

	Three Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
	2019	2019	2020	2020	2020	2020
Diluted earnings attributable to CDK per share	$0.67	$0.18	$0.47	$0.37	$0.46	$0.56
Net (earnings) loss from discontinued operations	(0.16)	0.29	0.15	0.13	(0.08)	(0.09)
Total stock-based compensation	0.03	0.06	0.02	0.05	0.10	0.07
Amortization of acquired intangible assets (c)	0.03	0.03	0.03	0.03	0.03	0.03
Transaction and integration-related costs	0.07	—	—	0.01	—	0.01
Legal and other expenses related to regulatory and competition matters (c)	0.06	0.04	0.03	0.03	0.12	0.01
Business process modernization program	0.04	0.03	0.03	0.03	0.02	0.02
Officer transition expense	—	—	—	—	0.01	—
Net adjustments related to loss from equity method investment	—	—	—	0.02	0.02	0.01
Income tax effect of pre-tax adjustments	(0.05)	(0.04)	(0.03)	(0.04)	(0.05)	(0.03)
Income tax effect for foreign earnings previously deemed indefinitely reinvested	—	—	0.06	(0.04)	—	—
Change in valuation allowance	—	0.12	—	—	—	—
Adjusted diluted earnings attributable to CDK per share (a) (b) (c)	$0.69	$0.71	$0.76	$0.59	$0.63	$0.59

Weighted-average common shares outstanding:
Diluted	122.0	122.1	122.2	122.1	122.3	122.6

	Three Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
	2019	2019	2020	2020	2020	2020
Net earnings attributable to CDK	$82.0	$22.3	$57.6	$45.6	$55.7	$68.3
Margin	19.6%	5.3%	13.5%	12.1%	13.5%	16.8%
Net earnings attributable to noncontrolling interest	2.1	1.8	1.9	1.2	2.3	1.8
Net (earnings) loss from discontinued operations	(19.2)	36.0	17.9	16.0	(10.0)	(11.3)
Provision for income taxes	23.4	40.4	31.7	13.3	27.0	22.7
Interest expense	37.7	36.2	35.2	35.0	34.7	34.3
Depreciation and amortization	21.8	22.6	22.3	25.0	23.1	23.4
Total stock-based compensation	3.8	7.2	2.2	6.0	12.3	9.0
Transaction and integration-related costs	8.5	—	—	1.0	—	1.2
Legal and other expenses related to regulatory and competition matters	7.4	4.8	4.4	2.8	14.0	0.7
Business process modernization program	4.3	3.3	4.4	4.1	2.9	2.6
Officer transition expense	—	—	—	—	1.1	—
Net adjustments related to loss from equity method investment	—	—	—	3.3	4.5	2.8
Adjusted EBITDA (a) (b)	$171.8	$174.6	$177.6	$153.3	$167.6	$155.5
Adjusted margin	41.1%	41.8%	41.7%	40.7%	40.5%	38.3%

(a) Excludes amounts attributable to discontinued operations.

(b) Refer to the Non-GAAP Financial Measures section of this press release for additional information on our non-GAAP adjustments.

(c) The portion of expense related to noncontrolling interest has been removed from amortization of acquired intangible assets and legal and other expenses related to regulatory and competition matters for the applicable periods.

CDK Global, Inc.

Consolidated Fiscal 2021 Guidance

(In millions, except per share amounts)

(Unaudited)

As described below under the Non-GAAP Financial Measures section of this press release, the fiscal 2021 guidance is provided on both a GAAP and a Non-GAAP basis. The non-GAAP guidance in the table below excludes the International Business results and the expected gain on the sale as these amounts are now reported within discontinued operations. The GAAP revenue also excludes the International Business as the financial results are reported within discontinued operations on a net earnings basis. The table below includes these adjustments for fiscal 2021 guidance.

	Fiscal 2021
	Point Estimate (a)	Guidance
Revenue (b)	$1,685	$1,660 - $1,710

Earnings before income taxes (b)	310
Total stock-based compensation	45
Amortization of acquired intangible assets	15
Transaction and integration-related costs	1
Legal and other expenses related to regulatory and competition matters	25
Business process modernization program	15
Loss from extinguishment of debt	22
Officer transition expense	1
Net adjustments related to loss from equity method investment	10
Adjusted earnings before income taxes (b)(c)	$444

	Fiscal 2021
	Point Estimate (a)	Guidance
Provision for income taxes (b)	$92
Effective tax rate	29.7%	29% - 30%
Income tax effect of pre-tax adjustments	26
Adjusted provision for income taxes (b)(c)	$118
Adjusted effective tax rate	26.6%	26% - 27%

	Fiscal 2021
	Point Estimate (a)	Guidance
Net earnings (d)	$1,018
Less: net earnings attributable to noncontrolling interest	8
Net earnings attributable to CDK	$1,010
Net earnings loss from discontinued operations	(800)
Total stock-based compensation	45
Amortization of acquired intangible assets	15
Transaction and integration-related expenses	1
Legal and regulatory expenses related to competition matters	25
Business process modernization program	15
Loss from extinguishment of debt	22
Officer transition expense	1
Net adjustments related to loss from equity method investment	10
Income tax effect of pre-tax adjustments	(26)
Adjusted net earnings attributable to CDK (b)(c)	$318

	Fiscal 2021
	Point Estimate (a)	Guidance
Diluted net earnings attributable to CDK per share (d)	$8.24	$8.10 - $8.40
Net earnings from discontinued operations	(6.53)
Total stock-based compensation	0.37
Amortization of acquired intangible assets	0.12
Transaction and integration-related expenses	0.01
Legal and regulatory expenses related to competition matters	0.21
Business process modernization program	0.12
Loss from extinguishment of debt	0.18
Officer transition expense	0.01
Net adjustments related to loss from equity method investment	0.08
Income tax effect of pre-tax adjustments	(0.21)
Adjusted diluted net earnings attributable to CDK per share (b)(c)	$2.60	$2.45 - $2.75

	Fiscal 2021
	Point Estimate (a)	Guidance
Revenue	$1,685	$1,660 - $1,710

Net earnings attributable to CDK (d)	$1,010	$990 - $1,030
Margin	59.9%
Net earnings attributable to noncontrolling interest	8
Net earnings from discontinued operations	(800)
Provision for income taxes	92
Interest expense	130
Depreciation and amortization	95
Total stock-based compensation	45
Transaction and integration-related costs	1
Legal and other expenses related to regulatory and competition matters	25
Business process modernization program	15
Loss from extinguishment of debt	22
Officer transition expense	1
Net adjustments related to loss from equity method investment	16
Adjusted EBITDA (b)(c)	$660	$640 - $680
Adjusted margin	39.2%

(a) The point estimates are arbitrary amounts in the guidance ranges provided and are not meant to represent CDK's forecast of actual results. They are used solely to provide a means to reconcile each non-GAAP guidance range to the most directly comparable GAAP measure in dollars and percentages, where applicable.

(b) Excludes amounts attributable to discontinued operations.

(c) Refer to the Non-GAAP Financial Measures section of this press release for additional information on our non-GAAP adjustments.

(d) GAAP net earnings attributable to CDK includes the International Business results and an estimate of the gain on sale, subject to the application of customary adjustments, including currency translation, indebtedness and working capital adjustments, which will be reported in discontinued operations upon closing in the third quarter of fiscal 2021.

CDK Global, Inc.

Performance Metrics

(Unaudited)

CDK management regularly reviews the following key performance measures to evaluate business results and make operating and strategic decisions. These measures are intended to provide directional information regarding trends in our subscription revenue. The following table summarizes these measures for certain subscription revenue.

	For the three months ended
	December 31, 2019 (a)	March 31, 2020 (a)	June 30, 2020 (a)	September 30, 2020	December 31, 2020
Automotive
DMS Customer Sites (b)	8,974	8,948	8,951	8,966	8,997
Avg Revenue Per Site (c)	$8,858	$9,009	$8,034	$8,902	$9,005
Adjacencies
DMS Customer Sites (b)	5,802	5,793	5,768	5,804	5,854
Avg Revenue Per Site (c)	$1,764	$1,784	$1,661	$1,799	$1,822
Total CDK
DMS Customer Sites (b)	14,776	14,741	14,719	14,770	14,851
Avg Revenue Per Site (c)	$6,076	$6,171	$5,533	$6,114	$6,179

(a) Average revenue per Dealer Management System (DMS) customer site has been updated for fiscal 2020 to reflect budgeted foreign exchange rates for fiscal 2021.

(b) DMS Customer Sites (end of period) - We track the number of retail customer sites with an active DMS that sell vehicles in the automotive and adjacent markets as an indicator of our opportunity set for generating subscription revenue. We consider a DMS to be active if we have billed a subscription fee for that solution during the last billing cycle in the period presented in the table. Adjacent markets include heavy truck dealerships that provide vehicles to the over-the-road trucking industry, recreation dealerships in the motorcycle, powersports, marine, and recreational vehicle industries, and heavy equipment dealerships in the agriculture and construction equipment industries.

(c) Average Revenue Per DMS Customer Site (monthly average for period) - Average revenue per DMS customer site is an indicator of the scope of adoption of our solutions by DMS customers. We monitor changes in this metric to measure the effectiveness of our strategy to deepen our relationships with our current customer base through upgrading and expanding solutions. We calculate average revenue per DMS customer site by dividing subscription revenue generated from our solutions, in an applicable quarterly period by the monthly average number of DMS customer sites in the same period, divided by three. The metric excludes subscription revenue generated from customers not included in our DMS customer site count as well as subscription revenue related to certain installation and training activities that is deferred then recognized as revenue over the life of the contract. Revenue underlying this metric is based on budgeted foreign exchange rates. When we discuss growth in average revenue per DMS customer site, revenue for the comparable prior period has been adjusted to reflect budgeted foreign exchange rates for the current period.

Non-GAAP Financial Measures

We disclose certain financial measures for our consolidated results on both a GAAP and a non-GAAP basis. The non-GAAP financial measures disclosed should be viewed in addition to, and not as an alternative to, results prepared in accordance with GAAP. Our use of each of the following non-GAAP financial measures may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures, or reconcile them to the comparable GAAP financial measures, in the same way.

Non-GAAP Financial Measure	Comparable GAAP Financial Measure
Adjusted earnings before income taxes	Earnings before income taxes
Adjusted provision for income taxes	Provision for income taxes
Adjusted net earnings attributable to CDK	Net earnings attributable to CDK
Adjusted diluted earnings attributable to CDK per share	Diluted earnings attributable to CDK per share
Adjusted EBITDA	Net earnings attributable to CDK
Adjusted EBITDA margin	Net earnings attributable to CDK margin
Constant currency revenue	Revenue
Constant currency adjusted earnings before income taxes	Earnings before income taxes
Free cash flow from continuing operations	Net cash flows provided by operating activities

We use adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted earnings attributable to CDK per share, adjusted EBITDA and adjusted EBITDA margin internally to evaluate our performance on a consistent basis, because those measures adjust for the impact of certain items that we believe do not directly reflect our underlying operations. By adjusting for these items we believe we have more precise inputs for use as factors in (i) our budgeting process, (ii) making financial and operational decisions, (iii) evaluating ongoing overall operating performance on a consistent period-to-period basis and relative to our competitors, (iv) target leverage calculations, and (v) determining incentive-based compensation.

We believe our non-GAAP financial measures are helpful to users of the financial statements because they (i) provide investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permit investors to view performance using the same tools that management uses, and (iii) otherwise provide supplemental information that may be useful to investors in evaluating our ongoing operating results on a consistent basis. We believe that the presentation of these non-GAAP financial measures, when considered in addition to the corresponding GAAP financial measures and the reconciliations to those measures disclosed below, provides investors with a better understanding of the factors and trends affecting our business than could be obtained absent these disclosures.

We incorporated additional adjustments in our calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods. Prior period information has been revised to conform to the new presentation.

Adjusted Earnings before Income Taxes

Management has excluded the following items from adjusted earnings before income taxes for the periods presented:

•	Total stock-based compensation expense included in cost of revenue and selling, general and administrative expenses.

•	Amortization of acquired intangible assets consists of non-cash amortization of intangible assets such as customer lists, purchased software, and trademarks acquired in connection with business combinations. We exclude the impact of amortization of acquired intangible assets because these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into our budgeting process, financial and operational decision making, target leverage calculations, and determination of incentive based pay. Furthermore, management believes that this adjustment enables better comparison of our overall operating results as amortization of acquired intangibles will not recur in future periods once such intangible assets have been fully amortized. Although we exclude amortization of acquired intangible assets from our presentation of adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, and adjusted diluted net earnings attributable to CDK per share, we believe that it is important for the users of the financial statements to understand that the associated intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets.

•	Transaction and integration-related costs include: (i) legal, accounting, outside service fees, and other costs incurred in connection with assessment and integration of acquisitions and other strategic business opportunities; and (ii) post-close adjustments to acquisition-related contingent consideration, included in cost of revenue and selling, general and administrative expenses.

•	Legal and other expenses, related to regulatory and competition matters included in selling, general and administrative expenses, and litigation provision.

•	Business process modernization program designed to improve the way we do business for our customers through best-in-class product offerings, processes, governance and systems. The business process modernization program will include a comprehensive redesign in the way we go to market, including the quoting, contracting, fulfilling, and invoicing processes, and the systems and tools we use. The investment to implement this holistic business reform, including the design and implementation of a new ERP system, which began in the first quarter of fiscal 2020, will be completed over a three-year time horizon. The expense is included in cost of revenue and selling, general and administrative expenses.

•	Officer transition expense includes severance expense in connection with officer departures included in cost of revenue and selling, general and administrative expenses.

•	Net adjustments related to earnings (loss) from equity method investment includes certain portions of Ansira earnings attributable to the equity interest owned by CDK included in earnings (loss) from equity method investment.

Adjusted Provision for Income taxes

Management has excluded the following items from adjusted provision for income taxes for the periods presented:

•	Income tax effect of pre-tax adjustments calculated at applicable statutory rates net of applicable permanent differences.

•	True up of income tax expense for cumulative withholding tax associated with historical foreign earnings that are no longer considered indefinitely reinvested as of March 31, 2020. The change in assertion was made in this quarter in response to the uncertainty related to the COVID 19 pandemic and its potential impact on CDK’s liquidity needs.

•	Increase in valuation allowance associated with a deferred tax asset for a capital loss carryforward which the Company does not expect to utilize.

•	In fiscal 2020, a one-time tax benefit for an adjustment of an accrual for foreign withholding taxes related to undistributed earnings as a result of the Tax Reform Act.

Adjusted Net Earnings Attributable to CDK and Adjusted Diluted Net Earnings Attributable to CDK per Share

For each respective presentation, management has excluded earnings (loss) from discontinued operations, net of taxes associated with the Company's divestiture of the Digital Marketing Business which closed on April 21, 2020 and the expected sale of the International Business in the third quarter of fiscal 2021, in addition to the items described above for adjusted earnings before income taxes and adjusted provision for income taxes from adjusted net earnings attributable to CDK and adjusted diluted net earnings attributable to CDK per share.

The portion of expense related to noncontrolling interest has been removed from amortization of acquired intangible assets and legal and other expenses related to regulatory and competition matters for the applicable periods.

Adjusted EBITDA

Management has excluded the following items from net earnings attributable to CDK in order to calculate adjusted EBITDA for the periods presented:

•	Net earnings attributable to noncontrolling interest included in the financial statements.

•	Net earnings from discontinued operations, net of taxes associated with the Company's divestiture of the Digital Marketing Business which closed on April 21, 2020 and the expected sale of the International Business in the third quarter of fiscal 2021 included in the financial statements.

•	Provision for income taxes included in the financial statements.

•	Interest expense included in the financial statements.

•	Depreciation and amortization expense included in the financial statements.

•	Total stock-based compensation expense included in cost of revenue and selling, general and administrative expenses.

•	Transaction and integration-related costs include: (i) legal, accounting, outside service fees, and other costs incurred in connection with assessment and integration of acquisitions and other strategic business opportunities and (ii) post-close adjustments to acquisition related contingent consideration, reported in cost of revenue and selling, general and administrative expenses.

•	Legal and other expenses, related to regulatory and competition matters included in selling, general and administrative expenses and litigation provision.

•	Business process modernization program designed to improve the way we do business for our customers through best-in-class product offerings, processes, governance and systems. The business process modernization program will include a comprehensive redesign in the way we go to market, including the quoting, contracting, fulfilling, and invoicing processes, and the systems and tools we use. The investment to implement this holistic business reform, including the design and implementation of a new ERP system, which began in the first quarter of fiscal 2020, will be completed over a three-year time horizon. The expense is included in cost of revenue and selling, general and administrative expenses.

•	Officer transition expense includes severance expense in connection with officer departures included in cost of revenue and selling, general and administrative expenses.

•	Net adjustments related to loss from equity method investment included certain portions of Ansira earnings attributable to the equity interest owned by CDK included in loss from equity method investment.

Free Cash Flow

We also review free cash flow from continuing operations as a measure of our ability to generate additional cash from our business operations. Free cash flow from continuing operations is defined as cash flow from operating activities less net cash flows used in operating activities attributable to discontinued operations, amounts paid for capital expenditures and capitalized software and change in restricted cash. Free cash flow from continuing operations should be considered in addition to, rather than as a substitute for consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity.

The change in restricted cash is funds held for clients before remittance to agencies for titling and registration services on behalf of those clients.

Constant Currency

We use constant currency revenue and constant currency adjusted earnings before income taxes to review revenue and adjusted earnings before income taxes for our consolidated results on a constant currency basis to understand underlying business trends. To present these results on a constant currency basis, current period results for entities reporting in currencies other than the U.S. dollar were translated into U.S. dollar using the average monthly exchange rates for the comparable prior period. As a result, constant currency results neutralize the effects of foreign currency.